UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 05, 2013

GELTOLOGY INC.

(Exact name of registrant as specified in charter)

333-174874 (Commission File Number)	Delaware (State or other jurisdiction of incorporation)	35-2379917 (IRS Employer Identification No.)

Room 801, Plaza B, Yonghe Building,

No.28 AnDingMen East Street，

Dongcheng District,

Beijing, China.

Postal Code：100007

(Address of principal executive offices and zip code)

Phone: 86-10-64097316

Fax: 86-10-64097026

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Effective on May 5, 2013, Geltology Inc (the “Company”) changed its address of principal executive office (including telephone and facsimile numbers) to:

Room 801, Plaza B, Yonghe Building, No.28 AnDingMen East Street, Dongcheng District, Beijing, China. Postal Code: 100007

Phone: 86-10-64097316, Fax: 86-10-64097026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GELTOLOGY INC.
Dated: May 8, 2013
	By:	/s/ Xingping Hou
Name: Xingping Hou
Title: Chief Executive Officer